UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 9, 2020

Date of report (date of earliest event reported)

The Habit Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36749	36-4791171
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

17320 Red Hill Avenue, Suite 140

Irvine, CA 92614

(Address of principal executive offices)

(949) 851-8881

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 per share	HABT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On January 5, 2020, The Habit Restaurants, Inc., a Delaware corporation (“Habit” or the “Company”), YUM! Brands, Inc., a North Carolina corporation (“Parent”), and YEB Newco Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the merger of Merger Sub with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent (collectively, the “Merger”). The parties publicly announced the Merger on January 6, 2020.

In connection with the Merger, on February 4, 2020, Habit filed with the Securities and Exchange Commission (“SEC”) a Preliminary Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 (the “Preliminary Proxy Statement”). On February 19, 2020, Habit filed with the SEC a Definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 (“the Definitive Proxy Statement” and, together with the Preliminary Proxy Statement, the “Proxy Statement”). Habit commenced mailing the Definitive Proxy Statement to the Company’s stockholders on or about February 19, 2020.

Following the Proxy Statement, as of the date of this Current Report on Form 8-K, purported Company stockholders have filed eleven actions in connection with the Merger and the associated disclosures made in the Proxy Statement. On February 5, 2020, a purported stockholder filed a complaint in the United States District Court for the Southern District of New York, captioned Gottlieb v. The Habit Restaurants, Inc., et al., Civil Action No. 1:20-cv-00966, against the Company and the members of the Company’s Board of Directors. On February 11, 2020, a purported stockholder filed a complaint in the United States District Court for the Southern District of New York, captioned Morris v. The Habit Restaurants, Inc., et al., Civil Action No. 1:20-cv-01182, against the Company and the members of the Company’s Board of Directors. On February 11, 2020, a purported stockholder filed a putative class action complaint in the United States District Court for the District of Delaware, captioned Smith v. The Habit Restaurants, Inc., et al., Civil Action No. 1:20-cv-00203, against the Company and the members of the Company’s Board of Directors. On February 12, 2020, a purported stockholder filed a complaint in the United States District Court for the Southern District of New York, captioned Avila v. The Habit Restaurants, Inc., et al., Civil Action No. 1:20-cv-01248, against the Company and the members of the Company’s Board of Directors. On February 12, 2020, a purported stockholder filed a complaint in the United States District Court for the Southern District of New York, captioned Sterner v. The Habit Restaurants, Inc., et al., Civil Action No. 1:20-cv-01251, against the Company and the members of the Company’s Board of Directors. On February 13, 2020, a purported stockholder filed a putative class action complaint in the United States District Court for the Central District of California, captioned Shudic v. The Habit Restaurants, Inc., et al., Civil Action No. 8:20-cv-00294, against the Company and the members of the Company’s Board of Directors. On February 20, 2020, a purported stockholder filed a complaint in the United States District Court for the Central District of California, captioned Grijalva v. The Habit Restaurants, Inc., et al., Civil Action No. 2:20-cv-01661, against the Company and the members of the Company’s Board of Directors. On February 21, 2020, a purported stockholder filed a complaint in the United States District Court for the District of New Jersey, captioned Restivo v. The Habit Restaurants, Inc., et al., Civil Action No. 2:20-cv-01927, against the Company and the members of the Company’s Board of Directors. On February 24, 2020, a purported stockholder filed a putative class action complaint in the Delaware Court of Chancery, captioned Bounds & Co. v. The Habit Restaurants, Inc., et al., C.A. No. 2020-0124 (Del. Ch.), against the Company and the members of the Company’s Board of Directors. On February 24, 2020, a purported stockholder filed a putative class action complaint in the United States District Court for the Central District of California, captioned Stein v. The Habit Restaurants, Inc., et al., Civil Action No. 2:20-cv-01763, against the Company and the members of the Company’s Board of Directors. On February 26, 2020, a purported stockholder filed a complaint in the United States District Court for the Central District of California, captioned Antalan v. The Habit Restaurants, Inc., et al., Civil Action No. 2:20-cv-01850, against the Company and the members of the Company’s Board of Directors.

The complaints in these eleven actions (collectively, the “Merger Litigation”) allege, among other things, that the Company and the members of the Company’s Board of Directors violated Sections 14(a) and 20(a) of the Exchange Act, and Rule 14a-9 promulgated under the Exchange Act, and breached their fiduciary duties, by misstating or omitting certain allegedly material information in the Proxy Statement filed with the SEC regarding the Merger. The complaints seek, among other things, injunctive relief preventing the consummation of the Merger, rescissory damages or rescission in the event of consummation of the Merger, declaratory relief related to the disclosures in the Proxy Statement, and certain fees and expenses.

The parties to the Merger Litigation subsequently engaged in arm’s-length negotiations to attempt to resolve the claims asserted in the Merger Litigation, and reached an agreement whereby the Company would file on this Current Report on Form 8-K certain supplemental disclosures regarding the Merger. The Company and Company’s Board of Directors believe that the allegations and claims asserted in the Merger Litigation lack merit, and that the supplemental disclosures set forth herein are not required or necessary under applicable laws. However, solely in order to avoid the risk of the Merger Litigation delaying or otherwise adversely affecting the Merger and to minimize the costs, risks, and uncertainties inherent in defending the Merger Litigation, the Company hereby voluntarily amends and supplements the Proxy Statement, as set forth in this Current Report on Form 8-K. The Company and the Company’s Board of Directors deny any liability or wrongdoing in connection with the Proxy Statement, and nothing in this Current Report on Form 8-K should be construed as an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures.

These supplemental disclosures will not affect the consideration to be paid to Company stockholders in connection with the Merger or the timing of the special meeting of the Company’s stockholders (the “Special Meeting”) scheduled for March 18, 2020, at 9:00 a.m. Pacific Time, at 18700 MacArthur Blvd. Irvine, CA 92612. The Company’s Board of Directors continues to recommend that Habit’s stockholders vote “FOR” the proposal to adopt the Merger Agreement; “FOR” the proposal to approve, by advisory (non-binding) vote, certain compensation arrangements that may be paid or become payable to Habit’s named executive officers that is based on or otherwise related to the Merger Agreement and the transactions contemplated by the Merger Agreement; and “FOR” the proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the adoption of the Merger Agreement at the time of the Special Meeting.

Supplemental Disclosures to Proxy Statement in Connection with the Merger Litigation

The additional disclosures (the “Supplemental Disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent that information set forth in the Supplemental Disclosures differs from or updates information contained in the Proxy Statement, the information in this Current Report on 8-K shall supersede or supplement the information contained in the Proxy Statement. All page references are to the Definitive Proxy Statement and capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Definitive Proxy Statement.

1.	The first full paragraph on page 27 of the Definitive Proxy Statement shall hereby be amended and supplemented as follows:

“On June 20, 2019, the Board of Directors held a special meeting with representatives of Ropes & Gray LLP (“Ropes & Gray”) in attendance. ~~During the~~ The Board of Directors called that meeting~~,~~ in order for Russell W. Bendel, the Company’s chief executive officer, ~~briefed~~to brief the Board of Directors on recent feedback that he had received from various unaffiliated, long-term stockholders with whom the Company had a generally positive relationship. ~~Mr. Bendel noted that, in light of challenges in the market and the Company’s performance, among other considerations, these~~ The unaffiliated stockholders had ~~expressed a desire for the Company to consider potential strategic alternative transactions.~~no affiliation with Company management or KarpReilly and were passive investors with the same interests in any proposed transaction as all Class A common stockholders. Mr. Bendel noted that, in light of challenges in the market and the Company’s performance, among other considerations, these stockholders had expressed a desire for the Company to consider potential strategic alternative transactions. The Board of Directors discussed, among other topics, the importance of maximizing stockholder value and the in-depth experience of several members of the Board of Directors with different types of strategic transactions. Representatives of Ropes & Gray then made a presentation to the Board of Directors regarding the directors’ fiduciary duties with respect to a potential strategic transaction, and the Board of Directors and Ropes & Gray discussed related considerations. After discussion regarding those issues, the Board of Directors agreed to consider potential strategic alternative transactions and proceeded to discuss next steps, including the potential engagement of a financial advisor. In light of confidentiality concerns, the Board of Directors also expressed interest in initially approaching only one advisor. After discussion, members of the Board of Directors agreed that Piper Sandler would be a strong candidate to advise the Company on potential strategic alternative transactions, given its industry expertise, historical knowledge of the Company, and experience advising public companies. The Board of Directors directed Messrs. Bendel and Reilly to contact Piper Sandler to request a proposal and presentation regarding potential strategic alternative transactions to be given to the Board of Directors during its regularly scheduled July 2019 meeting.”

2.	The second full paragraph on page 28 of the Definitive Proxy Statement shall hereby be amended and supplemented as follows:

“Following execution of the engagement agreement, Piper Sandler approached eighty-five potential buyers, comprised of a mix of strategic and financial buyers. After that initial outreach, the Company executed confidentiality agreements, which included a standstill provision, with forty-eight potential buyers. Under the terms of the confidentiality agreements executed with all potential buyers, the standstill provision automatically terminated and became of no further force or effect if the Company entered into a definitive agreement with respect to, or recommended that the Company’s stockholders accept or approve, a transaction involving the acquisition of all or a majority of the Company’s outstanding equity securities or all or substantially all of the Company’s assets (whether by merger, consolidation, business combination, tender or exchange offer, recapitalization, restructuring, sale, equity issuance or otherwise).”

3.

The disclosures under the heading “Selected Public Companies Analysis” on page 54 of the Definitive Proxy Statement shall hereby be amended and supplemented by inserting the following table immediately prior to the paragraph that begins “Financial data of the selected companies were based on publicly available . . . ..”:

Company	Market Capitalization	EV/LTM EBITDA		EV/CY2019 EBITDA		EV/CY2020 EBITDA
Chipotle Mexican Grill, Inc.	$25,080M	38.1	x	35.6	x	27.4	x
Shake Shack Inc.	$2,333M	32.2	x	30.4	x	25.3	x
El Pollo Loco Holdings, Inc.	$549M	10.6	x	10.5	x	10.3	x
Del Taco Restaurants, Inc.	$304M	7.7	x	7.0	x	7.0	x
Fiesta Restaurant Group, Inc.	$287M	5.8	x	5.7	x	5.6	x
Noodles & Company	$248M	8.6	x	8.1	x	7.1	x
Potbelly Corporation	$104M	3.8	x	3.9	x	4.0	x
Minimum		3.8	x	3.9	x	4.0	x
Mean		15.3	x	14.5	x	12.4	x
Median		8.6	x	8.1	x	7.1	x
Maximum		38.1	x	35.6	x	27.4	x

4.

The disclosures under the heading “Selected Precedent Transactions Analysis” on page 55 of the Definitive Proxy Statement shall hereby be amended and supplemented by inserting the following additional information into the existing table (after the sentence that begins “Based on these criteria, Piper Sandler identified and analyzed the following selected precedent transactions:”):

Announcement Date	Target	Acquiror	Enterprise Value	Enterprise Value / LTM EBITDA
~~April 2019~~04/11/19	Papa Murphy’s Holdings	MTY Food Group	$186	8.4x
~~November 2018~~11/20/18	Global Franchise Group	Lion Capital, Serruya Private Equity	$400	8.6x
~~November 2018~~11/06/18	Bojangles’	Durational Capital, The Jordan Company	$754	11.1x
~~August 2018~~08/16/18	Zoe’s Kitchen	CAVA Group	$298	16.3x
~~August 2018~~08/02/18	Jamba	FOCUS Brands	$203	15.1x
~~December 2017~~12/19/17	Qdoba Restaurant Corporation	Apollo Global Management	$305	5.3x
~~September 2017~~09/07/17	Cafe Rio Mexican Grill	Freeman Spogli & Co.	$280	13.2x
~~March 2017~~03/23/17	Checkers & Rally’s Restaurants	Oak Hill Capital Partners	$525	11.0x
~~February 2017~~02/21/17	Popeyes Louisiana Kitchen	Restaurant Brands International	$1,814	20.9x
~~May 2016~~05/25/16	Kahala Brands	MTY Food Group	$327	10.5x
~~May 2016~~05/09/16	Krispy Kreme Doughnuts	JAB Holding Company	$1,306	16.9x
~~March 2015~~03/12/15	Del Taco Holdings	Levy Acquisition Corp.	$500	8.2x
~~September 2014~~09/29/14	Einstein Noah Restaurant Group	JAB Holding Company	$471	10.1x
~~August 2014~~08/01/14	Portillo Restaurant Group	Berkshire Partners	$875	13.3x
~~December 2012~~12/17/12	Caribou Coffee Company	JAB Holding Company	$307	11.4x
~~March 2012~~03/21/12	The Krystal Company	Argonne Capital Group	$120	5.7x
~~June 2011~~06/13/11	Arby’s Restaurant Group	Roark Capital Group	$339	6.4x
~~December 2010~~12/28/10	Noodles & Company	Catterton Partners	$265	10.4x
~~April 2010~~04/24/10	CKE Restaurants	Apollo Global Management	$1,020	6.5x
Minimum				5.3x
Mean				11.0x
Median				10.5x
Maximum				20.9x

5.

The disclosures under the heading “Discounted Cash Flow Analysis” on page 56 of the Definitive Proxy Statement shall hereby be amended and supplemented by inserting the following table immediately after the second sentence in the first paragraph that begins “The unlevered free cash flows for each year . . . .”:

($ in millions)	Fiscal Year Ending December
	2020E	2021E	2022E	2023E
Adjusted EBITDA	40.5	48.5	56.5	66.5
Less: Depreciation & Amortization and Loss on Disposal of Assets	(31.1)	(34.9)	(39.7)	(43.0)
Operating Income	9.4	13.7	16.8	23.5
Less: Income Taxes	—	—	—	—
After-Tax Operating Income	9.4	13.7	16.8	23.5
Less: Non-Cash Rent Expense	(2.0)	(2.7)	(3.1)	(3.7)
Less: TRA Payments	(3.2)	(3.2)	(4.3)	(5.5)
Plus: Depreciation & Amortization and Loss on Disposal of Assets	31.1	34.9	39.7	43.0
Less: Net Capital Expenditures	(30.3)	(38.5)	(45.9)	(50.4)
Less: Change in Net Working Capital	1.6	3.3	3.5	2.8
Unlevered Free Cash Flow	6.5	7.4	6.7	9.6

6.

The disclosures under the heading “Premiums Paid Analysis” on page 56 of the Definitive Proxy Statement shall hereby be amended and supplemented by inserting the following table immediately after the sentence in the second paragraph that begins “The overall low to high acquisition premia observed for these transactions were . . . .”:

Announcement Date	Acquirer	Target	Offer Price	Offer Price Premium to
				1 Day Spot	30 Day VWAP	90 Day VWAP
11/11/19	Anheuser-Busch Cos Inc.	Craft Brew Alliance Inc.	$16.50	126.3%	110.2%	74.1%
11/06/19	ICV Partners	Diversified Restaurant Holding Inc.	$1.05	123.4%	6.1%	20.7%
10/28/19	LVMH Moet Hennessy LV SE	Tiffany & Co.	$135.00	37.0%	25.9%	42.6%
08/28/19	Pernod Ricard SA	Castle Brands Inc.	$1.27	92.2%	108.2%	135.2%
08/08/19	Liberty Tax	Vitamin Shoppe Inc.	$6.50	43.2%	15.0%	36.0%
06/24/19	L Catterton	Del Frisco’s Restaurant Group	$8.00	18.9%	7.1%	15.8%
06/05/19	Elliott Advisors Ltd.	Barnes & Noble Inc.	$6.50	39.8%	35.4%	26.7%
04/16/19	Apollo Global Management LLC	Smart & Final Stores Inc.	$6.50	18.6%	25.7%	10.5%
04/11/19	MTY Food Group Inc.	Papa Murphy’s Holdings Inc.	$6.45	31.9%	1.6%	3.5%
02/05/19	Apollo Global Management LLC	Shutterfly Inc.	$51.00	13.4%	13.3%	12.5%
12/10/18	Tivity Health Inc.	NutriSystem Inc.	$47.00	37.4%	14.5%	25.2%
09/25/18	ARG Holding Corp.	Sonic Corp.	$43.50	18.8%	8.8%	15.0%
08/17/18	Cava Group	Zoe’s Kitchen	$12.75	33.4%	13.8%	24.4%
08/02/18	FOCUS Brands Inc.	Jamba, Inc.	$13.00	16.3%	2.4%	9.2%
07/26/18	United Natural Foods, Inc.	Supervalu Inc.	$32.50	67.1%	15.5%	41.6%
06/21/18	Conagra Brands, Inc.	Pinnacle Foods Inc.	$68.00	5.3%	5.7%	12.9%
02/23/18	General Mills, Inc.	Blue Buffalo Pet Products	$40.00	17.2%	7.8%	14.7%
02/20/18	Rhone Capital, LLC	Fogo de Chão, Inc.	$15.75	25.5%	8.6%	18.4%
02/13/18	Durational Capital / The Jordan Company	Bojangles	$16.10	38.8%	33.6%	29.7%
02/06/18	Feldenkreis Holdings LLC	Perry Ellis International, Inc.	$27.50	21.6%	10.9%	11.4%
01/29/18	Spice Private Equity AG	Bravo Brio Restaurant Group, Inc.	$4.05	37.3%	50.0%	64.6%
12/17/17	Hershey Co	Amplify Snack Brands Inc.	$12.00	71.4%	89.9%	87.5%
12/14/17	Campbell Soup Company	Snyder’s-Lance, Inc.	$50.00	26.9%	23.3%	29.5%
11/13/17	Arby’s Restaurant Group Inc.	Buffalo Wild Wings Inc.	$157.00	32.1%	36.5%	43.4%
10/26/17	Utz Quality Foods Inc.	Inventure Foods Inc.	$4.00	(10.3%)	(4.8%)	(1.5%)
09/19/17	Post Holdings Inc.	Bob Evans Farms Inc.	$77.00	5.6%	7.9%	9.7%
07/06/17	Liberty Interactive Corp.	HSN Inc.	$40.36	28.9%	10.7%	12.0%
06/29/17	Monomoy Capital Partners LLC	West Marine Inc.	$12.97	33.7%	31.5%	27.9%
06/16/17	Amazon.Com Inc.	Whole Foods Market Inc.	$42.00	27.0%	5.1%	15.4%
05/22/17	HGGC, LLC	Nutraceutical International Corporation	$41.80	49.3%	12.8%	31.5%
04/06/17	Tyson Foods Inc.	AdvancePierre Foods Hldg Inc.	$40.25	31.8%	32.8%	41.4%
04/04/17	Sycamore Partners LLC	Staples Inc.	$10.25	18.4%	16.1%	13.5%
04/03/17	JAB Holdings	Panera Bread Co.	$315.00	20.3%	22.4%	33.5%
03/13/17	NRD Capital Management	Ruby Tuesday, Inc.	$2.40	37.1%	28.3%	4.8%
02/21/17	Restaurant Brands Int’l Inc.	Popeyes Louisiana Kitchen Inc.	$79.00	19.5%	7.5%	12.5%
02/01/17	Reckitt Benckiser Group PLC	Mead Johnson Nutrition Co.	$90.00	27.7%	24.1%	24.3%
Minimum				(10.3%)	(4.8%)	(1.5%)
Mean				35.6%	24.0%	28.6%
Median				30.3%	14.8%	22.5%
Maximum				126.3%	110.2%	135.2%

7.	The disclosures under the heading “Employment Agreements Following the Merger” on page 68 of the Definitive Proxy Statement shall hereby be amended and supplemented as follows:

“As of the date of this proxy statement, Parent has informed the Company that none of the Company’s executive officers have entered into any agreement, arrangement or understanding with Parent, the Surviving Corporation or their affiliates regarding employment following the Effective Time. It is possible that Parent may enter into employment or consultancy, compensation, severance or other employee or consultant benefits arrangements with the Company’s executive officers and certain other key employees in the future, but there can be no assurance that any parties will reach any such agreement. The final bid Parent submitted on December 18, 2019 stated Parent’s expectation that the Company’s executive officers would continue in their roles with the Company after the Effective Time, as well as Parent’s expectation that it would finalize retention agreements with the Company’s executive officers prior to completion of any transaction. However, prior to execution of the Merger Agreement on January 5, 2020, the Company’s executive officers did not have any discussions with Parent regarding employment offers or any terms of their potential employment following the Effective Time.”

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. In some cases, words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions may identify such forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are based on current expectations, estimates, assumptions, or projections concerning future results or events, including, without limitation, the projected closing date for the transaction, the anticipated benefits of the transaction, and the future earnings and performance of Parent or any of its businesses. Forward-looking statements are neither predictions nor guarantees of future events, circumstances, or performance and are inherently subject to known and unknown risks, uncertainties and assumptions that could cause actual results to differ materially from those indicated by those statements. We cannot assure you that any of the expectations, estimates, or projections expressed herein will be achieved. Numerous factors related to the transaction could cause actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: the risk that the proposed transaction may not be completed in a timely manner or at all; the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the shareholders of the Company; the timing to consummate the proposed transaction; the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement between the parties; the effect of the pendency of the proposed transaction on Parent and the Company’s business relationships, operating results and business generally; the risk that the proposed transaction may disrupt current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; the ability to achieve the synergies and value creation contemplated; Parent’s ability to promptly and effectively integrate the Company’s businesses; the risk that revenues following the transaction may be lower than expected; the risk that operating costs and business disruption (including, without limitation, difficulties in maintaining relationships with employees and suppliers) may be greater than expected; the assumption of unexpected risks and liabilities; the outcome of any legal proceedings that have been or may be instituted related to the proposed transaction; the diversion of and attention of management of both Parent and the Company on transaction-related issues; the success of Parent’s refranchising strategy; and the other factors discussed in “Risk Factors” in Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2018 and subsequent filings with the SEC made by both Parent and the Company, which are available at http://www.sec.gov. Parent and the Company assume no obligation to update the information in the communication, except as otherwise required by law. Accordingly, you should not place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company filed with the SEC a Definitive Proxy Statement on Schedule 14A on February 19, 2020 and began mailing the Definitive Proxy Statement and proxy card on or around February 19, 2020. The proxy statement contains important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER, AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the proposed Merger. The proposed Merger will be submitted to Company stockholders for their consideration.

Stockholders and security holders of the Company will be able to obtain the proxy statement, as well as other filings containing information about the Company and the proposed Merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement can also be obtained, without charge, by contacting the Company’s Investor Relations at HabitIR@habitburger.com or (949) 943-8692, or by going to the Company’s Investor Relations page on its website at http://ir.habitburger.com/investor-overview.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2018, which was filed with the SEC on March 1, 2019, and in the Company’s proxy statement on Schedule 14A, which was filed with the SEC on April 23, 2019, and the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on February 19, 2020 in connection with the proposed Merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, will be contained other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Habit Restaurants, Inc.

By:	/s/ Ira Fils
Ira Fils
Chief Financial Officer and Secretary

Date: March 9, 2020